                                                                   Exhibit 10(r)



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This First Amendment to Loan and Security Agreement is made as of the 31st day of December, 1997 by and among

         Sun Television and Appliances, Inc. (the "Borrower"), an
         Ohio corporation with its principal executive offices at 6600 Port Road, Groveport, Ohio 43125; and

         BankBoston Retail Finance Inc., Fremont Financial
         Corporation, National City Commercial Finance, Inc., FINOVA Capital Corporation, Foothill Capital Corporation and
         Congress Financial Corporation (New England) (collectively, the "Lenders"); and

         BankBoston Retail Finance Inc., as Agent for the Lenders (in such capacity, the "Agent")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders entered into a certain Loan and Security Agreement dated as of November 19, 1997 (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Agent and the Lenders desire to modify and amend the Loan Agreement as provided herein.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

         2.       Amendment to Article 10.

                  Article 10 of the Agreement is hereby amended by deleting Section "10-18. Material Adverse Change." in its entirety.


         3. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the
                  Lenders:

                  (a) This Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

                  (b) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent. Each of the Lenders shall have received from the Borrower true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, certified by the Borrower's secretary to be true and complete.

                  (c) The Borrower shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

         4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and acknowledges and agrees that the Liabilities, as modified hereby, are and continue to be secured by the Collateral. The Borrower further acknowledges and agrees that Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender under the Loan Documents, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby waives and releases the Agent and Lenders therefrom.

         5.       Miscellaneous.

                  (a) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (b) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as a sealed instrument as of the date first above written.


                                             SUN TELEVISION AND
                                             APPLIANCES, INC.


                                          By: /s/ R. CARTER PATE
                                             ------------------------------
                                             Name: R. Carter Pate
                                             Title: Chairman of Board


                                             BANKBOSTON RETAIL FINANCE INC.
                                             individually and as Agent


                                          By: /s/ ROBERT DEANGELIS
                                             ------------------------------
                                             Name: Robert DeAngelis
                                             Title: Senior Vice President


                                             FREMONT FINANCIAL CORPORATION


                                          By: /s/ JOHN P. NEWER
                                             ------------------------------
                                             Name: John P. Newer
                                             Title: Senior Vice President


                                             NATIONAL CITY COMMERCIAL
                                             FINANCE, INC.


                                          By: /s/ JOHN P. DUNN
                                             ------------------------------
                                             Name: John P. Dunn
                                             Title: Vice President

                                            FINOVA CAPITAL CORPORATION


                                          By /s/ THOMAS L. GIBBSON
                                            ------------------------------
                                            Name: Thomas L. Gibbson
                                            Title: Vice President







                                            FOOTHILL CAPITAL CORPORATION


                                          By /s/ MATTHEW J. SIMONEAU
                                            ------------------------------
                                            Name: Matthew J. Simoneau
                                            Title: Vice President


                                            CONGRESS FINANCIAL CORPORATION
                                            (NEW ENGLAND)


                                          By /s/ MARC E. SWARTZ
                                            ------------------------------
                                            Name: Marc E. Swartz
                                            Title: Senior Vice President